UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 21, 2019

CUMMINS INC.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Jackson Street P.O. Box 3005 Columbus, IN 47202-3005

(Address of principal executive offices, including zip code)

(812) 377-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2019, Cummins Inc. (the “Company”) issued a press release announcing that Richard J. Freeland, the Company’s President – Chief Operating Officer since 2014, will retire from the Company, effective on October 15, 2019. Mr. Freeland will also be resigning from the Board of Directors of the Company, effective on October 15, 2019, in connection with his retirement from the Company and not due to any disagreement with the Company.

Tony L. Satterthwaite, age 58, the Company’s Vice President and President – Distribution Business since 2015, will become the Company’s President – Chief Operating Officer on October 16, 2019. Prior to 2015, Mr. Satterthwaite served as the Company’s Vice President and President – Power Generation from 2008 to 2015.

In connection with his appointment, Mr. Satterthwaite’s base salary will be increased to $740,000 and his target annual bonus will be increased to 90% of base salary, in each case effective as of October 16, 2019. In connection with his appointment, Mr. Satterthwaite will receive an additional long-term incentive award to reflect his additional responsibilities. The award will include performance cash, performance shares and stock options and will be consistent with the Company’s long-term incentive compensation and methodology described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2019. Additional details of the award will be disclosed in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2020 annual meeting to the extent required by applicable regulations.

Item 7.01	Regulation FD Disclosure.

On August 21, 2019, the Company issued a press release announcing the retirement of Mr. Freeland and the appointment of Mr. Satterthwaite.  A copy of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
(99)	Press Release, dated August 21, 2019.

(104)	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Date: August 21, 2019	By:	/s/ Mark J. Sifferlen
Mark J. Sifferlen
Corporate Secretary